Prospectus supplement	November 23, 2011

Putnam Global Equity Fund Prospectus dated February 28, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now solely R. Shepherd Perkins.

Mr. Perkins joined the fund in July 2011. Since July 2011, he has been employed by Putnam Investment Management, LLC as Co-Head of International Equities. From 1997 to July 2011, he was employed by Fidelity Investments as a Portfolio Manager.

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